Income Taxes Expense (Benefit)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 7 — Income Taxes Expense (Benefit)

A summary of the components giving rise to the income tax expense (benefit) for the periods ended December 31, 2012 and 2011 is as follows:

	2012	2011
Current income tax expense:
Federal	$-	$-
State	-	-
Foreign	-	-
	$-	$-

Deferred income tax provision (benefit):
Federal	$(2,905,000)	$(2,857,000)
State	(564,000)	(555,000)
Foreign	(51,000)	48,000
Total deferred tax	(3,520,000)	(3,364,000)
Less increase in allowance	3,520,000	3,364,000
Net deferred tax	$-	$-

Total income tax expense (recovery)	$-	$-

Individual components giving rise to the deferred tax asset are as follows:	2012	2011
Future tax benefit arising from net operating loss carry forwards	21,100,000	$17,748,000
Future tax benefit arising from available tax credits	1,373,000	1,373,000
Future tax benefit arising from options/warrants issued for Services	1,210,000	1,029,000
Other	222,000	225,000
Total future tax benefit	23,905,000	20,375,000
Less valuation allowance	(23,905,000)	(20,375,000)
Net deferred tax	$-	$-

The components of pretax net loss are as follows:	2012	2011
United States	$(8,553,281)	$(8,309,197)
Foreign	-	(2,693)
	$(8,553,281)	$(8,311,890)

The Company has net operating loss carry forwards of $48,100,000 and $2,800,000 available to reduce future income taxes in United States and Canada, respectively. The United States carry forwards expire at various dates between 2024 and 2032.0. The Canadian loss carry forwards expire at various dates between 2012 and 2030. The Company also has generated Canadian tax credits related to research and development activities.  The credit, amounting to $734,000 U.S. Dollars, is available to offset future taxable income in Canada and expires at various dates between 2024 and 2026. The Company has adopted FASB ASC 740, which provides for the recognition of a deferred tax asset based upon the value certain items will have on future income taxes and management's estimate of the probability of the realization of these tax benefits. The Company has determined it more likely than not that these timing differences will not materialize and have provided a valuation allowance against the entire net deferred tax asset. The utilization of NOL and tax credit carry forwards from Tamboril prior to the reorganization may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. Accordingly, these amounts have not been included in the gross deferred tax asset number above. In addition, due to equity transactions that have occurred subsequent to the reorganization with Tamboril, the utilization of NOL carry forwards may be subject to further change in control limitations that generally restricts the utilization of the NOL per year.

The reconciliation of the United States statutory federal income rate and the effective income tax rate in the accompanying Consolidated Statements of Operations for the periods ended December 31, 2012 and 2011 is as follows:

	2012	2011
Statutory U.S. federal income tax rate	(34.0)%	(34.0)%
Prior period adjustments	0.0%	0.00%
State taxes, net	(6.6)%	(6.7)%
Foreign currency fluctuation	(0.6)%	0.6%
U.S. tax credits	0.0%	0.0%
Revaluation of Derivatives	(0.1)%	(0.5)%
(Other	0.1%	0.1%
Change in valuation allowance	41.1%	40.5%
Effective income tax rate	0.0%	0.0%

The Company adopted the provisions of FASB ASC 740-10 “Income Taxes” on January 1, 2008.  As the result of the assessment, the Company recognized no material adjustments to unrecognized tax benefits. At the adoption date of January 1, 2008 and as of December 31, 2012, the Company has no unrecognized tax benefits.  By statute, tax years ending December 31, 2008 through 2012 remain open to examination by the major taxing jurisdictions to which the Company is subject.